Exhibit 10.10
A DEED OF SUBORDINATION made on 4 September 2009
Between:
(1)	CITICORP INTERNATIONAL LIMITED, whose registered office is situated at 50th Floor, Citibank Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong acting in its capacity as trustee of the Bondholders (the Trustee);

(2)	The parties set out in Schedule 1 hereof (the Subordinated Creditors); and

(3)	The parties set out in Schedule 2 hereof (the Companies).
Whereas:
(A)	Venetian Venture Development Intermediate II (the Issuer) has (pursuant to a resolution of its Board of Directors dated 1 September 2009) authorised the issue of US$600,000,000 Exchangeable Bonds due 2014 (the Bonds) exchangeable into fully paid shares of Sands China Ltd. (Sands China), to be constituted by a trust deed (the Trust Deed) dated on or about the date of this Deed between the Trustee and the Issuer. Each of the Subordinated Creditors agrees to subordinate the intercompany and shareholders’ loans made available by the Subordinated Creditors to the Companies on the terms set out in this Deed.
(B)	The parties hereto have agreed to enter into this Deed for the purpose of effecting the subordination arrangements referred to in recital (A) above.
This Deed provides:
1.	Definitions and Interpretation

1.1	In this Deed, the following expressions shall have the following meanings:
Business Day means a day (other than a Saturday or Sunday) on which commercial banks are generally open for business in New York, London, Macau and Hong Kong.
Event of Default has the meaning ascribed thereto in the terms and conditions of the Bonds;
Financing Documents means the Bonds (including the certificates of the Bonds), the Trust Deed and the Agency Agreement (as defined in the terms and conditions of the Bonds);
Permitted Payments means the payments and receipts (whether directly or by way of set-off) permitted by clause 5;
Potential Event of Default has the meaning ascribed thereto in the terms and conditions of the Bonds;
Senior Creditors means the Trustee and the holders of the Bonds (the Bondholders);
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Senior Debt means all moneys, liabilities and obligations of the Issuer, whether absolute, contingent or otherwise, which now or at any time hereafter may become due, owing or payable to any Senior Creditor (in any currency) under or in connection with the Trust Deed or any of the other Financing Documents;
Subordinated Debt means all moneys, liabilities and obligations of the Companies to the Subordinated Creditors, whether absolute, contingent or otherwise, which as at the date of this Deed is due, owing or payable to any Subordinated Creditor (in any currency); and
Subordinated Document means any document or agreement evidencing or recording the terms of any Subordinated Debt.
1.2	In this Deed unless the context otherwise requires:

(a)	clauses shall be construed as references to the clauses of this Deed;

(b)	any reference to an enactment or statutory provision is a reference to it as it may have been, or may from time to time be amended, modified, consolidated or re-enacted;

(c)	any person shall be construed to include such person’s successors in title and assigns;

(d)	any document, instrument or agreement shall be construed as to include such document, instrument or agreement as amended, modified, varied, supplemented or novated from time to time;

(e)	the headings are inserted for convenience only and shall not affect the construction of this Deed; and

(f)	reference to one gender shall include all genders.

2.	Subordination

2.1	In consideration of:
(i)	the Senior Creditors acting under or in connection with the Financing Documents; and

(ii)	the Bondholders subscribing the Bonds,
each of the Subordinated Creditors agrees that until all moneys, liabilities and obligations whatsoever which now are or at any time hereafter may become due, owing or payable to the Senior Creditors (or any of them) in respect of the Senior Debt have been irrevocably paid and discharged in full:

(a)	the Subordinated Debt is subordinated to the Senior Debt;

(b)	any payment of principal, premium, interest, default interest, dividends, distributions or any other amount that would otherwise be due in respect of the

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Subordinated Debt other than Permitted Payments shall be postponed and deferred to the Senior Debt and shall not become due and payable; and

(c)	the obligations of the Companies to make any payment of principal, premium, interest, default interest, dividends, distributions or any other amount that would otherwise be due in respect of the Subordinated Debt (including Permitted Payments) shall be conditional upon the Companies being solvent at such time taking into account their obligations and liabilities to pay its unsubordinated creditors and such payments (including Permitted Payments) shall only fall due if and to the extent that the Companies could make such payment and still be solvent immediately thereafter and to the extent that they would be able to satisfy all their unsubordinated creditors.
2.2 For the purpose of clause 2.1, each of the Companies shall deemed to be solvent unless at the relevant time it is unable to pay its debts as they fall due or the value of its assets is less than the amount of its liabilities taking into account its contingent and prospective obligations and liabilities.
3.	Turnover Provisions and Set Off
Payments
3.1 Without prejudice to clause 2, in the event of a Subordinated Creditor: (i) receiving or recovering any payment or distribution in respect of the Subordinated Debt or any part thereof (including by way of set-off) at any time; or (ii) receiving the proceeds of any enforcement of any Lien (as defined in the terms and conditions of the Bonds) or any guarantee or other assurance against financial loss for any Subordinated Debt, in each case, other than by means of a Permitted Payment, such Subordinated Creditor shall:
(a)	promptly notify the Senior Creditors of the receipt of such sum; and

(b)	pay such sum to the Trustee immediately upon receiving or recovering the same and pending such payment shall hold the same in trust for the Senior Creditors.
The Trustee shall apply such sum paid to it in accordance with clause 6.1 of the Trust Deed.
Set-Off
3.2 If any of the Subordinated Debt is discharged by set-off or the benefit of any right or set-off or counter-claim accrues to or is received by a Subordinated Creditor (except in any case by means of a Permitted Payment), such Subordinated Creditor shall immediately pay to the Trustee an amount equal to the sum discharged or the benefit received (as applicable) for application towards the Senior Debt until the Senior Debt is irrevocably paid and discharged in full.
Non-permitted discharge

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3.3 Without prejudice to clauses 3.1 and 3.2 above, if for any reason any of the Subordinated Debts is discharged or released in any manner other than as allowed under this Deed, the relevant Subordinated Creditor shall immediately pay to the Trustee an amount equal to the sum discharged or released for application towards the Senior Debt until the Senior Debt is irrevocably paid and discharged in full.
Liens
3.4 The Subordinated Creditors will not without the prior written consent of the Senior Creditors hold any Lien (as defined in the terms and conditions of the Bonds) from any Company or any other Restricted Subsidiary (as defined in the terms and conditions of the Bonds) of the Issuer in respect of the Subordinated Debt. Each Subordinated Creditor will hold any Lien held by it in breach of this provision on trust for the Senior Creditors.
4.	Covenants
Each of the Companies and the Subordinated Creditors covenants that until all moneys, obligations and liabilities whatsoever which now are or at any time hereafter may become due, owing or payable to the Senior Creditors under the Trust Deed or the other Financing Documents have been irrevocably paid and discharged in full:
(a)	none of the Subordinated Creditors shall demand or receive payment of, and the Companies shall not, and shall not permit the Subsidiaries of the Issuer to, make any payment of any amount or make any distribution in respect of, any of the Subordinated Debt in cash or in kind except for Permitted Payments;

(b)	none of the Subordinated Creditors shall assign, sell or dispose of and none of the Companies shall purchase or acquire any of the Subordinated Debt or permit any other person to purchase or acquire any of the Subordinated Debt:
(i)	unless such assignee or purchaser has first agreed to be bound by the terms of this Deed as a party hereto pursuant to a deed of accession in the form set out in Schedule 3 and upon execution and delivery of such deed of accession by such assignee or purchaser the Subordinated Creditor who assigns, sells or disposes of the relevant Subordinated Debt shall cease to have any further obligations or liabilities under this Deed with respect to the Subordinated Debt assigned, sold or disposed of by it other than obligations and liabilities accrued prior to such assignment, sale or disposal; or

(ii)	other than by means of a Permitted Payment;
(c)	other than by means of a Permitted Payment, none of the Subordinated Creditors shall claim and the Companies shall not (and shall procure that the Subsidiaries of the Issuer shall not) permit any set-off of the Subordinated Debt against any debt or liability now or thereafter due or owing to any Company by any Subordinated Creditor;

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(d)	none of the Subordinated Creditors shall create and the Companies shall not (and shall procure that the Subsidiaries of the Issuer shall not) permit to subsist any Lien or any guarantee or other assurance against financial loss in respect of any of the Subordinated Debt other than by means of a Permitted Payment;

(e)	none of the Subordinated Creditors shall and the Companies shall not (and shall procure that the Subsidiaries of the Issuer shall not) vary or amend or agree to any variation or amendment of or waive or agree to any waiver of:
(i)	any of its rights under or in respect of any of the Subordinated Debt, except where after such variation, amendment, waiver or agreement (including such variation or amendment as may be required in connection with, or to facilitate, the Qualified IPO (as defined in the terms and conditions of the Bonds) or as may be required by the Listing Rules (as defined in the terms and conditions of the Bonds)), such Subordinated Debt remains subject to this Deed (including without limitation, clauses 2 hereof); or

(ii)	any provision of this Deed;
(f)	none of the Subordinated Creditors shall:
(i)	accelerate any of the Subordinated Debt or otherwise declare any of the Subordinated Debt prematurely due and payable other than in relation to a Permitted Payment;

(ii)	initiate or support or take any steps with a view to:
(A)	any insolvency, liquidation, reorganisation, administration or dissolution proceedings;

(B)	any voluntary arrangement or assignment for the benefit of creditors; or

(C)	any similar proceedings,
involving any Company, whether by petition, convening a meeting, voting for a resolution or otherwise, other than in relation to a Permitted Payment;

(iii)	exercise or enforce any right against any Company or any other right under any Subordinated Document or any other document, agreement or instrument in relation to (or given in support of) all or any of the Subordinated Debt other than in relation to a Permitted Payment;

(iv)	bring or support any legal proceedings against any Company other than in relation to a Permitted Payment; or

(v)	otherwise exercise any remedy for the recovery of the Subordinated Debt other than in relation to a Permitted Payment;

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(g)	none of the Subordinated Creditors and the Companies shall allow any Subordinated Debt to be:
(i)	discharged;

(ii)	evidenced by a negotiable instrument; or

(iii)	subordinated to any person
other than in accordance with this Deed; and

(h)	none of the Subordinated Creditors and the Companies shall take or omit to take any action which might impair the priority or subordination achieved or intended to be achieved by this Deed.

5.	Permitted Payments
So long as no Event of Default or Potential Event of Default has occurred under the Trust Deed, the terms and conditions of the Bonds or any other Financing Document, the Companies may pay, and the Subordinated Creditors may receive and retain:
(a)	a payment of the amounts permitted to be made under Condition 3.4 of the terms and conditions of the Bonds; or

(b)	a payment in respect of intercompany trade payables incurred by any Company in the ordinary course of business of such Company, in each case, notwithstanding that such amounts or payments may constitute Subordinated Debt.
6.	Consents
6.1 None of the Subordinated Creditors shall have any remedy against any Company by reason of any transaction entered into between (i) a Senior Creditor and (ii) any Company (including any Financing Document) or by reason of any waiver or consent or any requirement or condition imposed by or on behalf of any Senior Creditor on any Company under any Financing Document or such other agreement, which may conflict with or constitute a default or termination or acceleration event (howsoever described) under any Subordinated Document.
6.2 Any waiver or consent granted by or on behalf of any Senior Creditor in respect of any Financing Document will also be deemed to have been given by the Subordinated Creditors, if any transaction or circumstances would, in the absence of that waiver or consent by the Subordinated Creditors, conflict with a term of or constitute a default or termination or acceleration event (howsoever described) under any Subordinated Document.

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7.	Representations and Warranties
Each of the Subordinated Creditors and Companies makes the representations and warranties set out in this Clauses 7.1 to 7.6 to each of the Senior Creditors as at the date of this Deed.
7.1	Due Incorporation
It is duly organised and validly existing under the law of its jurisdiction of incorporation.
7.2	Capacity and Authority
It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, this Deed and the subordination arrangements contemplated by this Deed.
7.3	Legal, Valid, Binding and Enforceable Obligations
The obligations expressed to be assumed by it in this Deed are legal, valid, binding and enforceable obligations except as enforcement may be limited by insolvency, bankruptcy, administration, reorganisation, liquidation or similar laws having general applicability to creditors of the Subordinated Creditors and Companies.
7.4	No Violation
The execution, delivery and performance of this Deed and the subordination arrangements contemplated herein do not and will not violate in any respect any provision of any law, its constitutional documents or any agreement or other instrument to which it is a party or which is binding on it or any of its assets.
7.5	No Consent Required

(i)	All consents, authorisations, approvals, licences, exemptions, filings, registrations, notarisations and other requirements of governmental, judicial and public bodies and authorities; and

(ii)	all consents, authorisations, approvals, licences, exemptions, filings, registrations, notarisations and other requirements under any agreement or other instrument to which any it is a party or which is binding on it or any of its assets, which are required or advisable in connection with this Deed or the subordination arrangements contemplated herein have been obtained or effected.
7.6	No Winding-up Proceeding
No meeting has been convened by it or any of its directors or shareholders, court order made or resolution passed by it or its directors or shareholders for:
(i)	its winding-up or liquidation;

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(ii)	the enforcement of any Lien or other third party rights over its assets; or

(iii)	the appointment of a receiver, administrative receiver, administrator, liquidator, trustee or similar officer of it or of any of its assets, and no such step is intended by it and, to its best knowledge, no petition, application or the like is outstanding for its winding-up or liquidation.
7.7	Solvency
Each of the Companies makes the representations and warranties set out in this Clause 7.7 to each of the Senior Creditors as at the date of this Deed:
(i)	it is not insolvent (as defined under any applicable law) and will not become insolvent after the execution and delivery of this Deed or the performance of obligations hereunder; and

(ii)	it is able to pay its debts as they fall due and the value of its assets is greater than the amount of its liabilities taking into account its contingent and prospective obligations and liabilities.
7.8	Beneficial Ownership of Subordinated Debt
Each of the Subordinated Creditors makes the representations and warranties set out in this Clause 7.8 to each of the Senior Creditors as at the date of this Deed:
(i)	it is the sole legal and beneficial owner of the Subordinated Debt owed to it and of the benefits of the Subordinated Documents to which it is a party; and

(ii)	the Subordinated Debt owed to it and the benefits of the Subordinated Documents to which it is a party are free from any Lien, option, subordination or other third party rights in favour of any person other than the Senior Creditors.

7.9	Repetition of Representations and Warranties
The representations and warranties set out in clauses 7.1 to 7.8 above are deemed to be repeated by each Subordinated Creditor and each Company (and:
(i)	in respect of each Company, other than the representations and warranties set out in sub-clause 7.8; and

(ii)	in respect of each Subordinated Creditor, other than the representations and warranties set out in sub-clause 7.7)
by reference to the facts and circumstances then existing on each Interest Payment Date (as defined in the terms and conditions of the Bonds).
8.	Protection of subordination

8.1	Continuing subordination

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The subordination provisions in this Deed constitutes a continuing subordination and will benefit the ultimate balance of all of the Senior Debt, regardless of any intermediate payment or discharge in whole or in part.
8.2	Waiver of defences
The subordination in this Deed and the obligations of the Subordinated Creditors and the Companies under this Deed will not be affected by any act, omission, matter or thing (whether or not known to any Subordinated Creditor, any Company or any Senior Creditor) which, but for this provision, would reduce, release or prejudice the subordination or any of those obligations.
This includes:
(a)	any time, waiver or consent granted to, or composition with, any Subordinated Creditor, any Company, the Issuer or any other person;

(b)	the release of any Subordinated Creditor, any Company, the Issuer or any other person under the terms of any composition or arrangement;

(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Subordinated Creditor, any Company, the Issuer or any other person, or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security or Lien;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any Subordinated Creditor, any Company, the Issuer or any other person;

(e)	any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Financing Document, any Subordinated Document or any other document or security, including without limitation any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Financing Document or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Financing Document or any other document or security; or

(g)	any insolvency or similar proceedings.

8.3	Immediate recourse

(a)	Each of the Subordinated Creditors waives any right he or it may have of first requiring any Senior Creditor (or any trustee or other agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming the benefit of this Deed.

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(b)	This waiver applies irrespective of any provision of a Financing Document to the contrary.
8.4 Each of the Subordinated Creditors shall upon request by any Senior Creditor notify it of details of the amount and terms of the Subordinated Debt owed to it.
9.	Power of Attorney
Each of the Subordinated Creditors, by way of security for the obligations of the Subordinated Creditors under this Deed, irrevocably and severally appoints the Trustee and any of its delegates or sub-delegates to be its attorney to take any action which any Subordinated Creditor is obliged to take under this Deed but has failed to take. Each of the Subordinated Creditors ratifies and confirms whatever any attorney does or purports to do under its appointment under this clause. For the avoidance of doubt, the Trustee shall not be obliged to take any such action unless instructed to do so by the Bondholders.
10.	Amendment
10.1 No variation of this Deed shall be valid unless it is in writing and executed as a deed by or on behalf of each of the parties to it.
10.2 Unless expressly agreed, no variation shall constitute a general waiver of any provisions of this Deed, nor shall it affect any rights, obligations or liabilities under or pursuant to this Deed which have already accrued up to the date of variation, and the rights and obligations of the parties under or pursuant to this Deed shall remain in full force and effect, except and only to the extent that they are so varied.
11.	Further assurance
Each of the parties agrees to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as may be necessary or desirable to implement and/or give effect to this Deed
12.	Severability
If any provision of this Deed is held to be invalid or unenforceable, then such provision shall (so far as invalid or unenforceable) be given no effect and shall be deemed not to be included in this Deed but without invalidating any of the remaining provisions of this Deed.
13.	Notices
13.1 Any notice to be given by one party to any other party under, or in connection with, this Deed shall be in writing and signed by or on behalf of the party giving it. Any such notice shall be served by sending it by fax to the number set out in clause 13.2, or delivering it by hand, or sending it by pre-paid recorded delivery or registered post, to the address set out in clause 13.2 and in each case marked for the attention of the relevant party (or as otherwise notified from time to time in

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accordance with the provisions of this clause 13). Any notice so served by hand, fax or post shall be deemed to have been duly given:
(a)	in the case of delivery by hand, when delivered;

(b)	in the case of fax, at the time of transmission;

(c)	in the case of prepaid recorded delivery or registered post, at 10:00 am on the second Business Day following the date of posting, provided that in each case where delivery by hand or by fax occurs after 6:00 pm on a Business Day or on a day which is not a Business Day, service shall be deemed to occur at 9:00 am on the next following Business Day.
References to time in this clause are to local time in the country of the addressee.
13.2 The addresses and fax numbers of the parties for the purpose of clause 13.1 are as follows:
Trustee
Citicorp International Limited
39th Floor, ICBC Tower
Citibank Plaza
3 Garden Road
Central, Hong Kong

Attention:	Agency & Trust
Fax no.:	+852 2868 8048
Subordinated Creditors
3355 Las Vegas Boulevard South
Corporate Office — Third Floor
Las Vegas, NV 89109
United States of America

Attention:	J. Alberto Gonzalez-Pita, General Counsel
Fax:	+1 702 733 5499
Companies

For:	Venetian Venture Development Intermediate II; Venetian Venture Development Intermediate Limited; Venetian Macau Finance Company; Sands China Ltd; and VML US Finance LLC

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3355 Las Vegas Boulevard South Corporate Office — Third Floor Las Vegas, NV 89109 United States of America

Attention:	J. Alberto Gonzalez-Pita, General Counsel
Fax:	+1 702 733 5499

For:	Venetian Macau Limited;
Venetian Cotai Limited;
Cotai Ferry Company Limited;
Venetian Orient Limited;
Venetian Travel Limited; and
Venetian Retail Limited

Venetian Macau Limited
The Venetian Macao Resort Hotel
Executive Offices — L2
Estrada da Baía de N. Senhora da Esperança, s/n
Taipa, Macau

Attention:	Luis Mesquita de Melo, Senior Vice President and General Counsel
Fax:	+853 2888 3381
13.3 A party may notify any other party to this Deed of a change to its name, relevant addressee, address or fax number for the purposes of this clause 13, provided that, such notice shall only be effective on:
(a)	the date specified in the notice as the date on which the change is to take place; or

(b)	if no date is specified or the date specified is less than five Business Days after the date on which notice is given, the date following five Business Days after notice of any change has been given.
13.4 All notices under or in connection with this Agreement shall be in the English language.
14.	Waivers
No failure or delay by any party in exercising any right or remedy provided by law under or pursuant to this Deed shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy.

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15.	Entire Agreement
This Deed and the other Financing Documents set out the entire agreement and understanding between the parties in respect of the subject matter of this Deed.
16.	Counterparts
This Deed (and any supplemental deed thereto) may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument.
17.	Contracts (rights of third parties) Act 1999
A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.
18.	Governing Law and Jurisdiction
18.1 This Deed and any non-contractual obligations arising out of or in relation to this Deed shall be governed by and construed in accordance with English law.
18.2 The courts of England are to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Deed, including, without limitation, disputes relating to any non-contractual obligations arising out of or in connection with this Deed, and accordingly any legal action or proceedings arising out of or in connection with this Deed (Proceedings) may be brought in such courts. Each of the Companies and the Subordinated Creditors irrevocably submits to the jurisdiction of such courts and waives any objections to Proceedings in such courts on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. This submission is for the benefit of the Trustee and shall not limit the right of the Trustee to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).
18.3 Each of the Companies and the Subordinated Creditors appoints Law Debenture Corporate Services Limited, currently at 5th Floor, 100 Wood Street, London EC2V 7EX, United Kingdom to receive, for it and on its behalf, service of process in any Proceedings in England. Such service shall be deemed completed on delivery to such process agent (whether or not it is forwarded to and received by the relevant Company or Subordinated Creditor). If such process agent ceases to be able to act as such or no longer has an address in England, each of the Companies and the Subordinated Creditors will appoint a substitute process agent acceptable to the Trustee and will immediately notify the Trustee of such appointment. Nothing shall affect the right to serve process in any other manner permitted by law.
19.	Assignment
No party hereto may assign or transfer any of its rights under this Deed except with the prior written consent of all the other parties hereto provided that the Trustee may

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assign or transfer all of its rights under this Deed to its successor or replacement appointed in accordance with the terms of the Trust Deed without the consent of the other parties hereto.
Duly executed and delivered as a Deed by the parties hereto on the date inserted above.

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SCHEDULE 1
Subordinated Creditors
1.	LAS VEGAS SANDS CORP.

2.	LAS VEGAS SANDS, LLC

3.	VENETIAN CASINO RESORT, LLC

4.	VENETIAN MARKETING, INC.

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SCHEDULE 2
Companies
1.	VENETIAN VENTURE DEVELOPMENT INTERMEDIATE II

2.	VENETIAN VENTURE DEVELOPMENT INTERMEDIATE LIMITED

3.	VENETIAN MACAU LIMITED

4.	VENETIAN COTAI LIMITED

5.	VML US FINANCE LLC

6.	VENETIAN MACAU FINANCE COMPANY

7.	SANDS CHINA LTD.

8.	COTAI FERRY COMPANY LIMITED

9.	VENETIAN ORIENT LIMITED

10.	VENETIAN TRAVEL LIMITED

11.	VENETIAN RETAIL LIMITED

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SCHEDULE 3
FORM OF DEED OF ACCESSION
THIS DEED OF ACCESSION is made [•] 20[•]
Between:
(1)	[Name of new Subordinated Creditor];

(2)	[Name of each existing Subordinated Creditor];

(3)	[Name of each Company]; and

(4)	CITICORP INTERNATIONAL LIMITED whose registered office is situated at 50th Floor, Citibank Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong
This Deed is supplemental to a deed of subordination (the Deed of Subordination) dated 4 September 2009 between, among others, Citicorp International Limited as Trustee, Las Vegas Sands Corp., Las Vegas Sands, LLC, Venetian Venture Development Intermediate II and certain subsidiaries of Venetian Venture Development Intermediate II.
Words and expressions defined in the Deed of Subordination have the same meaning when used in this Deed.
[Name of new Subordinated Creditor] hereby agrees with each other person who is or who becomes a party to the Deed of Subordination that with effect from the date of this Deed it will be bound by the Deed of Subordination as a Subordinated Creditor as if it had been party to the Deed of Subordination in that capacity.
The details for notice to [name of new Subordinated Creditor] for the purposes of Clause 13 of the Deed of Subordination is:
[     ].
Governing law and enforcement
The provisions of Clause 18 of the Deed of Subordination shall apply to this Deed as if set out in full herein.
In witness whereof the parties have caused this Deed to be duly executed and delivered as a deed on the date first written above.
[Execution provisions]

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As Senior Creditor and Trustee

EXECUTED AS A DEED by	)
CITICORP INTERNATIONAL	)
LIMITED:	)
)
)
)
	)	/s/ Terence Yeung
	)	Duly Authorised Signatory
)
	)	Name: Terence Yeung
)
	)	Title: Vice President
)
in the presence of:

/s/ Signature illegible

Signature of Witness

Name:	Signature illegible

Address:	ICBC Tower, Central, HK

Occupation:	Banking

(Note: These details are to be completed in the witness’s own hand writing.)

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The Subordinated Creditors

EXECUTED AS A DEED by LAS	)
VEGAS SANDS CORP:	)
)
)
)
)
	)	/s/ Kenneth J. Kay
	)	Duly Authorised Signatory
)
	)	Name: Kenneth J. Kay
	)	Senior Vice President and Chief
	)	Title: Financial Officer
)
in the presence of:

/s/ Daniel J. Weinrot

Signature of Witness

Name:	Daniel J. Weinrot
3355 Las Vegas Blvd South
Address:	Las Vegas, NV 89109

Occupation:	Attorney

(Note: These details are to be completed in the witness’s own hand writing.)

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EXECUTED AS A DEED by LAS	)
VEGAS SANDS, LLC:	)
)
)
)
)
	)	/s/ Kenneth J. Kay
	)	Duly Authorised Signatory
)
	)	Name: Kenneth J. Kay
	)	Senior Vice President and Chief
	)	Title: Financial Officer
)
in the presence of:

/s/ Daniel J. Weinrot

Signature of Witness

Name:	Daniel J. Weinrot
3355 Las Vegas Blvd South
Address:	Las Vegas, NV 89109

Occupation:	Attorney

(Note: These details are to be completed in the witness’s own hand writing.)

Bella — Deed of Subordination	Page 20

EXECUTED AS A DEED by	)
VENETIAN CASINO RESORT, LLC:	)
)
)
)
)
	)	/s/ Kenneth J. Kay
	)	Duly Authorised Signatory
)
	)	Name: Kenneth J. Kay
	)	Senior Vice President and Chief
	)	Title: Financial Officer
)
in the presence of:

/s/ Daniel J. Weinrot

Signature of Witness

Name:	Daniel J. Weinrot
3355 Las Vegas Blvd South
Address:	Las Vegas, NV 89109

Occupation:	Attorney

(Note: These details are to be completed in the witness’s own hand writing.)

Bella — Deed of Subordination	Page 21

EXECUTED AS A DEED by	)
VENETIAN MARKETING INC.:	)
)
)
)
)
	)	/s/ Kenneth J. Kay
	)	Duly Authorised Signatory
)
	)	Name: Kenneth J. Kay
	)	Senior Vice President and Chief
	)	Title: Financial Officer
)
in the presence of:

/s/ Daniel J. Weinrot

Signature of Witness

Name:	Daniel J. Weinrot
3355 Las Vegas Blvd South
Address:	Las Vegas, NV 89109

Occupation:	Attorney

(Note: These details are to be completed in the witness’s own hand writing.)

Bella — Deed of Subordination	Page 22

The Companies

EXECUTED AS A DEED by	)
VENETIAN VENTURE DEVELOPMENT	)
INTERMEDIATE II:	)
)
)
)
	)	/s/ Michael A. Leven
	)	Duly Authorised Signatory
)
	)	Name: Michael A. Leven
)
	)	Title: Director
)
in the presence of:

/s/ Daniel J. Weinrot

Signature of Witness

Name:	Daniel J. Weinrot
3355 Las Vegas Blvd South
Address:	Las Vegas, NV 89109

Occupation:	Attorney

(Note: These details are to be completed in the witness’s own hand writing.)

Bella — Deed of Subordination	Page 23

EXECUTED AS A DEED by	)
VENETIAN VENTURE	)
DEVELOPMENT INTERMEDIATE	)
LIMITED:	)
)
)
	)	/s/ Kenneth J. Kay
	)	Duly Authorised Signatory
)
	)	Name: Kenneth J. Kay
)
	)	Title: Director
)
in the presence of:

/s/ Daniel J. Weinrot

Signature of Witness

Name:	Daniel J. Weinrot
3355 Las Vegas Blvd South
Address:	Las Vegas, NV 89109

Occupation:	Attorney

(Note: These details are to be completed in the witness’s own hand writing.)

Bella — Deed of Subordination	Page 24

EXECUTED AS A DEED by	)
VENETIAN MACAU LIMITED:	)
)
)
)
)
	)	/s/ Luis Nuno Mesquita de Melo
	)	Duly Authorised Signatory
)
	)	Name: Luis Nuno Mesquita de Melo
)
	)	Title: Director
)
in the presence of:

/s/ Jose Borges Rodrigues

Signature of Witness

Name:	Jose Borges Rodrigues
Travessa Da Misericordia,
Address:	N-6, 3-A, Macau

Occupation:	Advogado

(Note: These details are to be completed in the witness’s own hand writing.)

Bella — Deed of Subordination	Page 25

EXECUTED AS A DEED by	)
VENETIAN COTAI LIMITED:	)
)
)
)
)
	)	/s/ Luis Nuno Mesquita de Melo
	)	Duly Authorised Signatory
)
	)	Name: Luis Nuno Mesquita de Melo
)
	)	Title: Director
)
in the presence of:

/s/ Jose Borges Rodrigues

Signature of Witness

Name:	Jose Borges Rodrigues
Travessa Da Misericordia,
Address:	N-6, 3-A, Macau

Occupation:	Advogado

(Note: These details are to be completed in the witness’s own hand writing.)

Bella — Deed of Subordination	Page 26

EXECUTED AS A DEED by	)
VML US FINANCE LLC:	)
)
)
)
)
	)	/s/ Kenneth J. Kay
	)	Duly Authorised Signatory
)
	)	Name: Kenneth J. Kay
	)	Senior Vice President and Chief
	)	Title: Financial Officer
)
in the presence of:

/s/ Daniel J. Weinrot
Signature of Witness

Name:	Daniel J. Weinrot
3355 Las Vegas Blvd South
Address:	Las Vegas, NV 89109

Occupation:	Attorney

(Note: These details are to be completed in the witness’s own hand writing.)

Bella — Deed of Subordination	Page 27

EXECUTED AS A DEED by	)
VENETIAN MACAU FINANCE	)
COMPANY:	)
)
)
)
	)	/s/ Kenneth J. Kay
	)	Duly Authorised Signatory
)
	)	Name: Kenneth J. Kay
)
	)	Title: Director
)
in the presence of:

/s/ Daniel J. Weinrot

Signature of Witness

Name:	Daniel J. Weinrot
3355 Las Vegas Blvd South
Address:	Las Vegas, NV 89109

Occupation:	Attorney

(Note: These details are to be completed in the witness’s own hand writing.)

Bella — Deed of Subordination	Page 28

EXECUTED AS A DEED by	)
SANDS CHINA LTD.:	)
)
)
)
)
	)	/s/ Steven Craig Jacobs
	)	Duly Authorised Signatory
)
	)	Name: Steven Craig Jacobs
)
	)	Title: Director
)
in the presence of:

/s/ Dylan J. Williams

Signature of Witness

Name:	Dylan J. Williams
Address:	Address illegible

Occupation:	Associate General Counsel

(Note: These details are to be completed in the witness’s own hand writing.)

Bella — Deed of Subordination	Page 29

EXECUTED AS A DEED by	)
COTAI FERRY COMPANY LIMITED:	)
)
)
)
)
	)	/s/ Luis Nuno Mesquita de Melo
	)	Duly Authorised Signatory
)
	)	Name: Luis Nuno Mesquita de Melo
)
	)	Title: Director
)
in the presence of:

/s/ Jose Borges Rodrigues

Signature of Witness

Name:	Jose Borges Rodrigues
Travessa Da Misericordia,
Address:	N-6, 3-A, Macau

Occupation:	Advogado

(Note: These details are to be completed in the witness’s own hand writing.)

Bella — Deed of Subordination	Page 30

EXECUTED AS A DEED by	)
VENETIAN ORIENT LIMITED:	)
)
)
)
)
	)	/s/ Luis Nuno Mesquita de Melo
	)	Duly Authorised Signatory
)
	)	Name: Luis Nuno Mesquita de Melo
)
	)	Title: Director
)
in the presence of:

/s/ Jose Borges Rodrigues

Signature of Witness

Name:	Jose Borges Rodrigues
Travessa Da Misericordia,
Address:	N-6, 3-A, Macau

Occupation:	Advogado

(Note: These details are to be completed in the witness’s own hand writing.)

Bella — Deed of Subordination	Page 31

EXECUTED AS A DEED by	)
VENETIAN TRAVEL LIMITED:	)
)
)
)
)
	)	/s/ Luis Nuno Mesquita de Melo
	)	Duly Authorised Signatory
)
	)	Name: Luis Nuno Mesquita de Melo
)
	)	Title: Director
)
in the presence of:

/s/ Jose Borges Rodrigues

Signature of Witness

Name:	Jose Borges Rodrigues
Travessa Da Misericordia,
Address:	N-6, 3-A, Macau

Occupation:	Advogado

(Note: These details are to be completed in the witness’s own hand writing.)

Bella — Deed of Subordination	Page 32

EXECUTED AS A DEED by	)
VENETIAN RETAIL LIMITED:	)
)
)
)
)
	)	/s/ Luis Nuno Mesquita de Melo
	)	Duly Authorised Signatory
)
	)	Name: Luis Nuno Mesquita de Melo
	) )	Title: Director
)
in the presence of:

/s/ Jose Borges Rodrigues

Signature of Witness

Name:	Jose Borges Rodrigues
Travessa Da Misericordia,
Address:	N-6, 3-A, Macau

Occupation:	Advogado

(Note: These details are to be completed in the witness’s own hand writing.)

Bella — Deed of Subordination	Page 33

EXECUTION VERSION
DATED 4 SEPTEMBER 2009
CITICORP INTERNATIONAL LIMITED
in its capacity as Trustee of the Bondholders
(as Senior Creditor)
LAS VEGAS SANDS CORP.
LAS VEGAS SANDS, LLC
VENETIAN CASINO RESORT, LLC
VENETIAN MARKETING, INC.
(as Subordinated Creditors)
VENETIAN VENTURE DEVELOPMENT INTERMEDIATE II
VENETIAN VENTURE DEVELOPMENT INTERMEDIATE LIMITED VENETIAN MACAU LIMITED
VENETIAN COTAI LIMITED
VML US FINANCE LLC
VENETIAN MACAU FINANCE COMPANY
SANDS CHINA LTD.
COTAI FERRY COMPANY LIMITED
VENETIAN ORIENT LIMITED
VENETIAN TRAVEL LIMITED
VENETIAN RETAIL LIMITED
(as Companies)

DEED OF SUBORDINATION

Bella — Deed of Subordination	Page I